AMERICAN HERITAGE GROWTH FUND, INC.
                                                    [LOGO]
                                                       1370 Avenue of the
                                                       Americas
                                                       New York, N.Y. 10019
                                                       Tel: (212)
                                                       397-3900
                                                       Fax: (212)
                                                       397-4036

March 2000

To Our Valued Shareholders:

American Heritage Growth Fund had its best annual performance in calendar year 1999 since its inception almost six years ago.

Our strategy continues to focus on the five most promising growth sectors: technology, telecommunication, pharmaceuticals including biotechnology companies, financial institutions and consumer products.

As the retail investor has become a more dominant factor in the stock market, volatility has significantly increased. Therefore, flexibility becomes a key factor. As a result, a high turnover from time to time should not come as a surprise. Nevertheless, we will focus on long-term growth but also seek to capitalize on short-term market movements in order to enhance performance. We anticipate that our investments will generally consist of well-known corporations including Blue Chips as well as smaller and lesser-known companies.

I appreciate your confidence and hope our relationship will be rewarding.

With kind regards,

/s/ HEIKO TIEME
Heiko H. Thieme

---------------------------------------------------------
                      AMERICAN HERITAGE GROWTH FUND, INC.
                      STATEMENT OF ASSETS AND LIABILITIES
                                JANUARY 31, 2000
---------------------------------------------------------

                     ASSETS
Investments in securities, at value
  (cost $863,447)..................  $   618,041
Cash...............................       13,175
Dividends and interest
  receivable.......................          197
Prepaid expenses...................       11,805
Due from investment advisor........       50,161
                                     -----------
  TOTAL ASSETS.....................      693,379
                                     -----------
                  LIABILITIES
Payable for capital stock
  redeemed.........................          253
Accrued expenses and other
  liabilities......................       29,301
                                     -----------
  TOTAL LIABILITIES................       29,554
                                     -----------
                   NET ASSETS
Net Assets (equivalent to $.16 per
  share based on 4,080,183 shares
  of capital stock outstanding)....  $   663,825
                                     ===========
Composition of net assets:
Shares of common stock.............  $     4,080
Paid in capital....................    3,416,142
Accumulated net investment loss....      (52,444)
Accumulated net realized loss on
  investments......................   (2,458,547)
Net unrealized depreciation on
  investments......................     (245,406)
                                     -----------
NET ASSETS, January 31, 2000.......  $   663,825
                                     ===========

                                  Number of    Market
                                   Shares      Value
------------------------------------------------------
                COMMON STOCKS - 88.43%
AEROSPACE - 5.25%
Orbital Sciences*...............    2,000     $ 34,875
                                              --------

---------------------------------------------------------
                      AMERICAN HERITAGE GROWTH FUND, INC.
                     SCHEDULE OF INVESTMENTS IN SECURITIES
                                JANUARY 31, 2000
---------------------------------------------------------

                                  Number of    Market
                                   Shares      Value
------------------------------------------------------
BANKS AND FINANCE - 18.39%
Bank One Corp.*.................    1,000     $ 29,813
Credit Depot Corp.*.............    8,000          160
Dime Bancorp Inc.*..............    1,000       14,125
Donaldson Lufkin & Jenrette
  Inc. .........................      500       23,906
First Union Corp.*..............    1,000       33,562
Sothebys Holdings Inc.*.........    1,000       20,500
                                              --------
                                               122,066
                                              --------
BIOTECHNOLOGY - 6.66%
Senetek PLC Sponsored ADR*(+)...   24,400       44,225
                                              --------
COMPUTERS AND PERIPHERALS - 13.33%
Compaq Computer Corp. ..........    1,000       27,375
Iomega Corp.*...................    4,000       16,250
Peoplesoft Inc.*................    2,000       44,875
                                              --------
                                                88,500
                                              --------
CONSUMER PRODUCTS - 9.45%
Philip Morris Cos Inc. .........    2,000       41,875
Xerox Corporation*..............    1,000       20,875
                                              --------
                                                62,750
                                              --------
DIVERSIFIED MANUFACTURING OPERATIONS - 6.44%
Tyco International Ltd. ........    1,000       42,750
                                              --------
GOLD MINING - 2.47%
Barrick Gold Corp.*.............    1,000       16,375
                                              --------
HEALTHCARE - 2.74%
FPA Medical Management Inc.*....    5,000            0
Pfizer Inc. ....................      500       18,188
                                              --------
                                                18,188
                                              --------
INSURANCE - 3.49%
Allstate Corp.*.................    1,000       23,187
                                              --------

   The accompanying notes are an integral part of these financial statements.

---------------------------------------------------------
                      AMERICAN HERITAGE GROWTH FUND, INC.
                     SCHEDULE OF INVESTMENTS IN SECURITIES
                                JANUARY 31, 2000
                                  (Continued)
---------------------------------------------------------

                                  Number of    Market
                                   Shares      Value
------------------------------------------------------
MEDICAL TECHNOLOGY - 8.70%
Miravant Medical
  Technologies*.................    2,000     $ 35,750
Schering Plough Corp.*..........      500       22,000
                                              --------
                                                57,750
                                              --------
NON HAZARDOUS WASTE MANAGEMENT - 2.64%
Waste Management Inc.*..........    1,000       17,500
                                              --------
OIL, GAS & MINERALS - 2.64%
Parker Drilling Co.*............    5,000       17,500
                                              --------
RETAIL - 4.66%
Sears Roebuck & Co. ............    1,000       30,937
                                              --------
TOYS - 1.57%
Mattel Inc.*....................    1,000       10,438
                                              --------
TOTAL COMMON STOCKS.............               587,041
                                              --------
SHORT TERM INVESTMENTS - 4.67%
Firstar Treasury Fund...........   31,000       31,000
                                              --------
TOTAL INVESTMENTS - 93.10%                    $618,041
                                              ========

  *  Non-income producing
(+)  Foreign security

---------------------------------------------------------
                      AMERICAN HERITAGE GROWTH FUND, INC.
                            STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED JANUARY 31, 2000
---------------------------------------------------------

INVESTMENT INCOME:
Dividends............................  $  3,521
Interest.............................     5,897
Other................................     2,176
                                       --------
TOTAL INVESTMENT INCOME..............    11,594
                                       --------
EXPENSES:
Investment advisory fees.............     8,828
Transfer agent fees..................     8,897
Legal fees...........................    11,858
Audit fees...........................    17,706
Custodian fees.......................     5,061
Fund accounting fees.................    11,133
Postage and printing.................    21,693
Registration fees and expenses.......     3,143
Miscellaneous........................     4,552
                                       --------
TOTAL EXPENSES.......................    92,871
                                       --------
Less: expense reimbursement from
  investment advisor.................   (58,989)
                                       --------
Net expenses.........................    33,882
                                       --------
Net investment loss..................   (22,288)
                                       --------
Net realized gain from investment
  transactions.......................   102,518
Net change in unrealized appreciation
  of investments.....................    49,569
                                       --------
Net realized and unrealized gain on
  investments........................   152,087
                                       --------
Net increase in net assets resulting
  from operations....................  $129,799
                                       ========

   The accompanying notes are an integral part of these financial statements.

---------------------------------------------------------
                      AMERICAN HERITAGE GROWTH FUND, INC.
                       STATEMENT OF CHANGES IN NET ASSETS
---------------------------------------------------------

                                   FOR THE       FOR THE
                                 YEAR ENDED    YEAR ENDED
                                 JANUARY 31,   JANUARY 31,
                                    2000          1999
                                 -----------   -----------
Net investment loss............   $ (22,288)   $   (9,189)
Net realized gain from
  investment transactions......     102,518       168,870
Net change in unrealized
  appreciation (depreciation)
  of investments...............      49,569      (230,694)
                                  ---------    ----------
Net increase (decrease) in net
  assets resulting from
  operations...................     129,799       (71,013)
Distributions to shareholders:
  Net investment income........           0             0
  Net realized gain on
    investments................           0             0
  Capital share transactions...    (336,854)     (220,401)
                                  ---------    ----------
  Net decrease in net assets...    (207,055)     (291,414)
NET ASSETS:
Beginning of year..............     870,880     1,162,294
                                  ---------    ----------
End of year....................   $ 663,825    $  870,880
                                  =========    ==========

---------------------------------------------------------
                      AMERICAN HERITAGE GROWTH FUND, INC.
                       NOTES TO THE FINANCIAL STATEMENTS
                                JANUARY 31, 2000
---------------------------------------------------------

NOTE 1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION
American Heritage Growth Fund, Inc. (the "Fund") was incorporated on February 14, 1994 and commenced operations on May 25, 1994. The Fund is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end investment company having an investment objective of seeking growth of capital. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles. Significant accounting policies of the Fund are as follows:

SECURITY VALUATIONS
The Fund values investment securities, where reliable market quotations are available, at market value based on the last recorded sales price as reported on the principal securities exchange on which the security is traded, or if the security is not traded on an exchange, market value is based on the latest bid price. Portfolio securities for which reliable market quotations are not readily available are valued as the Board of Directors in good faith determines.

FEDERAL INCOME TAXES
The Fund's policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all its taxable income to its shareholders. Therefore, no federal income tax provision is required.

DISTRIBUTIONS TO SHAREHOLDERS
The Fund intends to distribute to shareholders substantially all of its net investment income, if any, and any net realized capital gains, after provision for carryover losses, if any, during each fiscal year. Any undis-

   The accompanying notes are an integral part of these financial statements.

---------------------------------------------------------
                      AMERICAN HERITAGE GROWTH FUND, INC.
                       NOTES TO THE FINANCIAL STATEMENTS
                                JANUARY 31, 2000
                                  (Continued)
---------------------------------------------------------
tributed amounts for any fiscal year will be paid out of the subsequent year's distributions.

OPTION WRITING
When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from writing options which expire unexercised are treated by the Fund on the expiration date as realized gains from the sale of securities. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transaction, as a realized loss.

REPURCHASE AGREEMENTS
The Fund may enter into repurchase agreements as a money market alternative with respect to its otherwise uninvested cash. There is no limitation of the amount of repurchase agreements which may be entered into by the Fund. In connection with a repurchase agreement, the Fund will acquire a security and simultaneously agree to resell at a higher price. A repurchase agreement, therefore, involves a loan by the Fund, which loan is collateralized by the value of the underlying security. Delays or losses could result if the other party to the repurchase agreement defaults or becomes insolvent. All repurchase agreements entered into by the Fund will be fully collateralized by securities issued by the United States Government.

ESTIMATES
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting
---------------------------------------------------------
                      AMERICAN HERITAGE GROWTH FUND, INC.
                       NOTES TO THE FINANCIAL STATEMENTS
                                JANUARY 31, 2000
                                  (Continued)
---------------------------------------------------------
period. Actual results could differ from those estimates.

OTHER
The Fund follows industry practice and records security transactions on the trade date. The specific identification method is used in determining gains and losses for financial statements and income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis.

NOTE 2. INVESTMENT ADVISORY AGREEMENT
AND OTHER RELATED TRANSACTIONS

The Fund has an investment advisory agreement with American Heritage Management Corporation (AHMC), whereby AHMC receives a fee of 1.25% of the Fund's average net asset value, computed daily, and payable monthly. Effective November 5, 1999 AHMC terminated the agreement to reimburse the Fund to the extent that the Fund's expenses exceed 2.50% of average net assets after giving effect to the payment of the advisory fee. AHMC continues to waive any investment advisory fees from the Fund to the extent that operating expenses exceed 2.50% after giving effect to the payment of the fee.

During the current period the Fund received $75,610 for the prior year's accrual for reimbursement from AHMC. At January 31, 2000 the Fund had a receivable of $58,989 due from AHMC. Additionally, the Fund owed AHMC $8,828 for the current period's management fee, for a net receivable of $50,161.

Heiko H. Thieme is the Fund's Chairman of the Board of Directors and Chief Executive Officer. Heiko H. Thieme is the Chairman of the Board of Directors, Chief Executive Officer, and Secretary of AHMC, of which he owns all of the outstanding shares.

During the year ended January 31, 2000, the Fund paid brokerage commissions of $12,435 to Thieme Securities, Inc. of which Mr. Thieme is the owner. Thieme

---------------------------------------------------------
                      AMERICAN HERITAGE GROWTH FUND, INC.
                       NOTES TO THE FINANCIAL STATEMENTS
                                JANUARY 31, 2000
                                  (Continued)
---------------------------------------------------------
Securities, Inc. received 87.75% of all commissions paid by the Fund on security transactions where a commission was charged. The average commission per share paid to Thieme Securities, Inc. was $.089.

NOTE 3. INVESTMENTS

For the year ended January 31, 2000, purchases and sales of investment securities other than short-term investments aggregated $1,982,846 and $1,963,161, respectively. The gross unrealized appreciation for all securities totaled $34,138 and the gross unrealized depreciation for all securities totaled $279,544 for a net unrealized depreciation of $245,406. The aggregate cost of securities for federal income tax purposes at January 31, 2000 was $863,447.

NOTE 4. CAPITAL SHARE TRANSACTIONS

As of January 31, 2000 there were 250,000,000 shares of $0.001 par value capital stock authorized and total par value and paid in capital aggregated $3,420,222.

Transactions in capital stock were as follows:

                         FOR THE YEAR ENDED       FOR THE YEAR ENDED
                          JANUARY 31, 2000         JANUARY 31, 1999
                       ----------------------   ----------------------
                         SHARES      AMOUNT       SHARES      AMOUNT
                       ----------   ---------   ----------   ---------
Shares sold..........     169,134   $  23,659    1,935,149   $ 271,669
Shares issued in
 reinvestment of
 dividends...........           0           0            0           0
Shares redeemed......  (2,560,855)   (360,513)  (3,550,208)   (492,070)
                       ----------   ---------   ----------   ---------
Net decrease.........  (2,391,721)  $(336,854)  (1,615,059)  $(220,401)
                       ==========   =========   ==========   =========

---------------------------------------------------------
                      AMERICAN HERITAGE GROWTH FUND, INC.
                       NOTES TO THE FINANCIAL STATEMENTS
                                JANUARY 31, 2000
                                  (Continued)
---------------------------------------------------------

NOTE 5. DISTRIBUTIONS

As of January 31, 2000, the Fund had available for federal income tax purposes an unused capital loss carryover of approximately $2,459,000 which will expire between 2003 and 2006. If not utilized by then, the loss will be charged against paid in capital.

When the Fund deducts a distribution from its net asset value (NAV), automatic reinvestments are made at the Fund's NAV at the close of business that day. Cash distributions will be mailed within seven days of the distribution.

                      AMERICAN HERITAGE GROWTH FUND, INC.
                        FINANCIAL HIGHLIGHTS AND RELATED
                            RATIOS/SUPPLEMENTAL DATA
              FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                            FOR THE       FOR THE       FOR THE       FOR THE       FOR THE
                                          YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED
                                          JANUARY 31,   JANUARY 31,   JANUARY 31,   JANUARY 31,   JANUARY 31,
                                             2000          1999          1998          1997          1996
                                          -----------   -----------   -----------   -----------   -----------
Net asset value, beginning of period....   $   0.13      $   0.14     $     0.16    $     1.66    $     3.57
                                           --------      --------     ----------    ----------    ----------
Income from investment operations:
  Net investment income.................       0.00          0.00           0.00          0.24          1.51
Net realized and unrealized gain (loss)
  on investments........................       0.03         (0.01)         (0.01)        (0.32)        (0.69)
                                           --------      --------     ----------    ----------    ----------
Total from investment operations........       0.03         (0.01)         (0.01)        (0.08)         0.82
                                           --------      --------     ----------    ----------    ----------
Less distributions:
  Dividends from net investment
     income.............................       0.00          0.00          (0.01)        (1.42)        (2.73)
  Distributions from realized gains from
     security transactions..............       0.00          0.00           0.00          0.00          0.00
                                           --------      --------     ----------    ----------    ----------
  Total distributions...................       0.00          0.00          (0.01)        (1.42)        (2.73)
                                           --------      --------     ----------    ----------    ----------
Net asset value, end of period..........   $   0.16      $   0.13     $     0.14    $     0.16    $     1.66
                                           ========      ========     ==========    ==========    ==========
Total return............................      23.08%        (7.14)%        (9.00)%       (4.66)%       29.48%
Net assets end of period................   $663,825      $870,880     $1,162,294    $2,240,860    $4,932,970
Ratio of expenses to average net
  assets................................       4.83%         2.50%          2.67%         2.81%         2.62%
Ratio of net investment income (loss) to
  average net assets....................      (3.18)%        (.94)%        (1.25)%       25.97%        44.46%
Portfolio turnover rate.................     418.34%       274.25%        172.20%     1,378.14%     4,262.64%

   The accompanying notes are an integral part of these financial statements.

[MATHIESON AITKEN JEMISON LOGO]

                          INDEPENDENT AUDITORS' REPORT

To the Shareholders and Board of Directors
American Heritage Growth Fund, Inc.
New York, NY

We have audited the accompanying statement of assets and liabilities of American Heritage Growth Fund, Inc., including the schedule of investments in securities as of January 31, 2000, and the related statement of operations for the year then ended, the statement of changes in net assets and the financial highlights and related ratios/ supplemental data for each of the periods indicated. These financial statements and financial highlights and related ratios/supplemental data are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights and related ratios/supplemental data based on our audit.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights and related ratios/supplemental data are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of January 31, 2000, by correspondence with the custodian and the application of alternative auditing procedures for unsettled security transactions. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and the financial highlights and related ratios/supplemental data referred to above present fairly, in all material respects, the financial position of The American Heritage Growth Fund, Inc. as of January 31, 2000, the results of its operations for the year then ended, the changes in its net assets and the financial highlights and related ratios/supplemental data for each of the periods indicated, in conformity with generally accepted accounting principles.

/s/ Mathieson Aitken Jemison, LLP

March 29, 2000

                                                                   [INPACT LOGO]

                                                AMERICAN HERITAGE GROWTH FUND,
INC.                                         1370 Avenue of the Americas
     ADDRESS CORRECTION REQUESTED         New York, NY 10019
                                                FIRST CLASS MAIL
                                             U.S. POSTAGE
                                          PAID
                                       JERSEY CITY, NJ
                                    PERMIT NO. 412

                     AMERICAN
                     HERITAGE
[Logo]               GROWTH
                     FUND, INC.
-------------------------------------
                     ANNUAL
                     REPORT
                     January 31, 2000

This report and the financial statements contained herein are submitted for the general information of shareholders and are not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. Nothing herein contained is to be considered an offer of sale or solicitation of an offer to buy shares of American Heritage Growth Fund, Inc. Such offering is made only by prospectus, which includes details as to offering price and other material information.